SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of the Earliest Event Reported: August 5, 2003

Date of Report: August 5, 2003

ICN Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-11397	33-0628076
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

3300 Hyland Avenue

Costa Mesa, California 92626

(Address of principal executive offices) (Zip code)

(714) 545-0100

(Registrant’s telephone

number, including area code)

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Press Release dated August 5, 2003

Item 9. Regulation FD Disclosure.

The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Conditions.”

On August 5, 2003, ICN Pharmaceuticals, Inc. issued a press release announcing its second fiscal quarter results ended June 30, 2003 and will hold a conference call on such date. The press release is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, ICN Pharmaceuticals, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2003	ICN PHARMACEUTICALS, INC.

/s/ Robert W. O’Leary
Chairman and Chief Executive Officer